RELEASE


     For and in consideration of that certain Enterprise Engines, Inc. Stock Purchase Agreement by and among QAD INC. (the "Purchaser"), DAVID A. TAYLOR (the "Seller") and ENTERPRISE ENGINES, INC. (the "Company") dated December 15, 1999 (the "Stock Purchase Agreement"), Purchaser, Seller and the Company hereby enter into this Mutual Release.

     1. Release by Seller. Seller does hereby fully and forever release and discharge the Purchaser and the Company, and any and all entities owned or controlled by any of the foregoing, and all the officers, directors, employees and agents of those entities (collectively, the "Purchaser Releasees") from and against any and all claims, causes of action, rights, damages, costs, losses or expenses or any other claims, causes of action or rights of any kind whatsoever, whether known or unknown (collectively, the "Purchaser Claims") that the Seller may assert on the basis of facts in existence on the date hereof against the Purchaser Releasees arising out of, or in any way related to or connected with the Purchaser Releasees, provided, however, that the Purchaser Releasees shall not be released and discharged of any Purchaser Claims directly related to (i) the Stock Purchase Agreement, (ii) the Promissory Note, (ii) the QAD Stock,
(iii) the Consulting Agreement or (iv) the Noncompetion Agreement (all as defined in the Stock Purchase Agreement).

     2. Release by Purchaser and the Company. Purchaser and the Company do hereby fully and forever release and discharge the Seller from and against any and all claims, causes of action, rights, damages, costs, losses or expenses or any other claims, causes of action or rights of any kind whatsoever, whether known or unknown (collectively, the "Seller Claims") that the Purchaser or the Company may assert on the basis of facts in existence on the date hereof against the Seller arising out of, or in any way related to or connected with the Seller, provided, however, that the Seller shall not be released and discharged of any Seller Claims directly related to (i) the Stock Purchase Agreement, (ii) the Consulting Agreement or (iii) the Noncompetion Agreement (all as defined in the Stock Purchase Agreement).

     3. Section 1542. Seller, Purchaser and the Company agree that this Mutual Release shall also apply to those types of claims set forth in Section 1542 of the California Civil Code, which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     4. No Assignment. Each of Seller, Purchaser and the Company represents that it has not assigned any claims that it may have and is fully able to sign this Mutual Release. Each of Seller Purchaser and the Company further agree that it has sought independent counsel prior to the execution of this Mutual Release.

     Executed this 15th day of December, 1999.


                                       PURCHASER:

                                       QAD Inc.


                                       By: /s/ A.J. Moyer
                                           --------------------------------
                                           Name:  Albert J. Moyer
                                           Title:  Chief Financial Officer



                                       SELLER:


                                       /s/ David A. Taylor
                                       -----------------------------------
                                       David A. Taylor



                                       COMPANY:

                                       ENTERPRISE ENGINES, INC.


                                       By: /s/ David A. Taylor
                                          ------------------------------
                                          Name:  David A. Taylor
                                          Title:  President and Chief Executive
                                                  Officer